SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 21, 2002



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-76246                    41-1808858

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the October, 2002 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

1995-1      RFM2
1996-HS1    RFM2
1996-HS2    RFM2
1996-HS3    RFM2
1996-RHS4   RFM2
1997-GMACM4 RFM2
1997-HI1    RFM2
1997-HI3    RFM2
1997-HS2    RFM2
1997-HS5    RFM2
1998-HI2    RFM2
1998-HI4    RFM2
1998-HS1    RFM2
1998-HS3    RFM2
1999-HI1    RFM2
1999-HI4    RFM2
1999-HI6    RFM2
1999-HI8    RFM2
1999-HS2    RFM2
1999-HS3    RFM2
1999-HS5    RFM2
1999-HS7    RFM2
2000-HI1    RFM2
2000-HI2    RFM2
2000-HI3    RFM2
2000-HI4    RFM2
2000-HI5    RFM2
2000-HS1    RFM2
2001-HI1    RFM2
2001-HI2    RFM2
2001-HI3    RFM2
2001-HI4    RFM2
2001-HS1    RFM2
2001-HS2    RFM2
2001-HS3    RFM2
2002-HI1    RFM2
2002-HI2    RFM2
2002-HI3    RFM2
2002-HS1    RFM2
2002-HS2    RFM2
2002-HS3    RFM2

Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  October 21, 2002



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